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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): APRIL 26, 2001
                                                  --------------



                           IBIS TECHNOLOGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


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

MASSACHUSETTS                     0-23150                     04-2987600
--------------                  -------------             -------------------
(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)


32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS                   01923
----------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)
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Registrant's telephone number, including area code: (978) 777-4247
                                                    --------------


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ITEM 5.   OTHER EVENTS.
------    ------------

On April 26, 2001, Ibis Technology Corporation (Nasdaq: IBIS) publicly disseminated a press release announcing its financial results for the first quarter ended March 31, 2001.

Revenues for the quarter were $3,201,000, up 57% as compared to $2,039,000 reported in the first quarter of 2000. SIMOX-SOI wafer sales increased 50% to $2,464,000 from $1,644,000 in the same quarter last year. Equipment revenue, generated from parts and service sales, increased 70% to $536,000 for the first quarter of 2001 as compared to $316,000 in 2000. Contract and other revenue increased to $201,000 from $79,000 in the first quarter of last year, primarily due to higher royalty revenue.

Net loss for the 2001 first quarter was $785,000, or $0.09 per share, compared to $371,000, or $0.05 per share, in the similar period a year ago. The year-over-year increase in the net loss reflects a lower gross margin on wafers due to increased fixed expenses, such as depreciation on equipment, as well as an increase in operating expenses, primarily research and development expenses.

Ibis also announced that it will host a teleconference to discuss its first quarter results on April 26, 2001 at 4:30 p.m. ET. The dial in number for the conference call will be (719) 457-2638. A live webcast of the conference call will available at the Ibis Technology Corporation website at http://www.ibis.com or at www.streetevents.com. A replay of the call will be available on these websites for one week.


The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------   ---------------------------------

(c)      Exhibit.

   99.1     Press Release dated April 26, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IBIS TECHNOLOGY CORPORATION
                                       ----------------------------------------
                                       (Registrant)



Date: April 26, 2001                   /s/ DEBRA L. NELSON
                                       ----------------------------------------
                                       Debra L. Nelson, Chief Financial Officer


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                                  EXHIBIT INDEX

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EXHIBIT                                                                         SEQUENTIAL
NUMBER                     DESCRIPTION                                          PAGE NUMBER

99.1                       The Registrant's Press Release                            5
                           dated April 26, 2001
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